UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05921

THE TURKISH INVESTMENT FUND, INC.
(Exact name of registrant as specified in charter)

1221 AVENUE OF THE AMERICAS 5TH FLOOR NEW YORK, NY			10020
(Address of principal executive offices)			(Zip code)

RONALD E. ROBISON 1221 AVENUE OF THE AMERICAS 5TH FLOOR NEW YORK, NY 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-378-1630

Date of fiscal year end:	10/31

Date of reporting period:	4/30/06

Form N-CSR is to be used by management investment companies to file reports  with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not  required to respond to the collection of information contained in Form N-CSR  unless the Form displays a currently valid Office of Management and Budget  ("OMB") control number. Please direct comments concerning the accuracy of the  information collection burden estimate and any suggestions for reducing the  burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2006 Semi-Annual Report

The Turkish Investment Fund, Inc.	April 30, 2006

Directors

Charles A. Fiumefreddo

Michael Bozic

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael Nugent

Fergus Reid

Officers

Charles A. Fiumefreddo

Chairman of the Board and

Trustee

Ronald E. Robison

President and Principal

Executive Officer

J. David Germany

Vice President

Dennis F. Shea

Vice President

Barry Fink

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang Yu

Vice President

James W. Garrett

Treasurer and Chief

Financial Officer

Carsten Otto

Chief Compliance Officer

Michael J. Leary

Director of Treasury and

Compliance

Mary E. Mullin

Secretary

The Turkish Investment Fund, Inc.

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
1(800) 278-4353

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered
Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per	Morgan Stanley
share and information regarding the investments comprising the Fund’s	Investment Management Inc.
portfolio, please call 1(800) 221-6726 or visit our website at	Investment Adviser
www.morganstanley.com/im.

© 2006 Morgan Stanley	IS06-004471-Y04/06

The Turkish Investment Fund, Inc.

Letter to Stockholders	Overview (unaudited)

Performance

For the six months ended April 30, 2006, The Turkish Investment Fund, Inc. (the “Fund”) had total returns, based on net asset value and market price per share, of 43.81% and 41.86%, respectively, compared to 37.40% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the “Index”). On April 30, 2006, the closing price of the Fund’s shares on the New York Stock Exchange was $24.86, representing a 8.3% premium to the Fund’s net asset value per share.

Factors Affecting Performance

•	The Turkish economy grew at a robust pace in 2005, driven primarily by household consumption and fixed investments.

•	In 2005, the Index returned 57%, outperforming the overall MSCI Emerging Europe, Middle East and Africa Index, which returned 39% for the same period.

•

In 2006, the equity market started strong, but experienced a correction in the first quarter driven by concerns about the U.S. Federal Open Market Committee’s interest rates hikes. However, the market recovered, and the Index was up 12.4% year-to-date through April 30, 2006.

•

The prospect of joining the European Union (EU) has reduced Turkey’s political risk, provided support for the institutional reform process and served as a catalyst for foreign direct investment flows. EU accession discussions, which began in October 2005, served to sustain this positive momentum.

•

Stock selection within the materials sector contributed significantly to the Fund’s relative performance, as did selection in consumer staples and industrials stocks. The Fund’s underweight’s versus the Index in telecommunications and energy were another positive contributor to relative performance. In contrast, the largest detractor from relative gains came from stock selection in the consumer discretionary group.

Management Strategies

•

The Fund continues to integrate top-down sector allocation and bottom-up stock selection with a growth bias, utilizing a rigorous and fundamental research approach that considers dynamics, valuations and sentiment.

•	Despite the recent strong performance of the Turkish equity market, earnings growth continues to be strong and valuations remain relatively attractive.

•

As of the close of the period, we remain focused on sectors that should benefit from improving domestic demand and fixed investments, including media, consumer discretionary and building materials. In our view, amid strong economic growth and increasing credit penetration driven by new mortgage legislation, the financial sector also appears compelling.

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

May 2006

The Fund’s assets are managed within the Investment Adviser’s (Morgan Stanley Investment Management Inc.) Emerging Markets Team. The team consists of portfolio managers and analysts. The members of the team who are responsible for the day-to-day management of the Fund are Paul Psaila and Eric Carlson, each an Executive Director of the Investment Adviser.

The Turkish Investment Fund, Inc.

Investment Advisory Agreement Approval	April 30, 2006 (unaudited)

Nature, Extent and Quality of Services: The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the Advisory and Administration Agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers: On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies: The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers: The Board reviewed the advisory and administrative fee (together, the “management fee”) rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale: The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it includes breakpoints. The Board also reviewed the level of the Fund’s management fee and noted that the fee, as a percentage of the Fund’s net assets, would decrease as net assets increase because the management fee includes breakpoints. The Board concluded that the Fund’s management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates: The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits: The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section). The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue

The Turkish Investment Fund, Inc.

Investment Advisory Agreement Approval (cont’d)	April 30, 2006 (unaudited)

in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the commissions were competitive with those of other broker-dealers.

Soft Dollar Benefits: The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research that is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs, but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs: The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser: The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends: The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion: After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement.

The Turkish Investment Fund, Inc.

Portfolio of Investments	April 30, 2006 (unaudited)

	Shares	Value (000)
TURKISH COMMON STOCKS (96.4%) (Unless Otherwise Noted)
Beverages (2.9%)
Anadolu Efes Biracilik ve Malt Sanayii A.S.	111,300	$3,724
Building Products (5.9%)
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret A.S.	(a)1,364,000	5,157
Izocam Ticaret ve Sanayi A.S.	274,049	2,549
		7,706
Commercial Banks (23.4%)
Turkiye Garanti Bankasi A.S.	3,042,313	12,537
Turkiye Is Bankasi	923,000	7,747
Turkiye Vakiflar Bankasi T.A.O.	(a)891,560	5,629
Yapi ve Kredi Bankasi A.S.	(a)1,852,288	4,342
		30,255
Construction Materials (9.9%)
Adana Cimento Sanayii Turk Anonim Sirketi, ‘A’	553,671	4,689
Akcansa Cimento A.S.	564,192	4,309
Bati Cimento Anadolu Cimento Sanayii A.S.	211,741	1,137
Goltas Goller Bolgesi Cimento Sanayi ve Ticaret A.S.	46,400	2,631
		12,766
Diversified Financial Services (6.0%)
Borusan Yatirim ve Pazarlama A.S.	604,349	3,290
Haci Omer Sabanci Holding A.S.	954,150	4,509
		7,799
Food & Staples Retailing (13.1%)
BIM Birlesik Magazalar A.S.	287,000	11,176
Gima Gida ve Ihtiyac Maddeleri TAS	(a)1,960,208	5,722
		16,898
Industrial Conglomerates (2.2%)
Enka Insaat ve Sanayi A.S.	182,083	2,822
Insurance (2.5%)
Aksigorta A.S.	270,000	1,358
Ray Sigorta A.S.	(a)559,000	1,834
		3,192
Machinery (4.5%)
Uzel Makina Sanayii A.S.	2,075,200	5,837
Media (18.7%)
AFM Uluslararasi Film Produksiyon Ticaret ve Sanayi A.S.	(a)687,021	3,247
Dogan Burda Rizzoli Dergi Yazincilik ve Pazarlama A.S.	(a)900,331	3,881
Dogan Yayin Holding A.S.	(a)2,332,540	11,817
Hurriyet Gazetecilik ve Matbaacilik A.S.	1,440,353	5,282
		24,227
Metals & Mining (1.0%)
Borusan Mannesmann Boru Sanayi ve Ticaret A.S.	(a)133,000	1,267
Multiline Retail (2.9%)
Boyner Buyuk Magazacilik A.S.	(a)1,964,043	3,698
Real Estate (3.4%)
Yapi Kredi Koray Gayrimenkul Yatirim Ortakligi A.S.	(a)1,182,411	4,381
TOTAL TURKISH COMMON STOCKS (Cost $89,720)		124,572

	Face Amount (000)
SHORT-TERM INVESTMENT (3.0)%
Repurchase Agreement (3.0%)
J.P. Morgan Securities, Inc., 4.70%, dated 4/28/06, due 5/1/06, repurchase price $3,932 (Cost $3,930)	$	(b)3,930	3,930
TOTAL INVESTMENTS (99.4%) (Cost $93,650)			128,502
OTHER ASSETS LESS LIABILITIES (0.6%)			791
NET ASSETS (100%)			$129,293
(a)	Non-income producing.
(b)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $1,398,077,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 2.05% to 6.25%, due 5/3/06 to 7/15/32; Federal National Mortgage Association, Conventional Pools, 2.07% to 6.87%, due 5/10/06 to 3/11/19, Tennessee Valley Authority, 4.75% to 6.15%, due 8/1/13 to 1/15/38, which had a total value of $1,426,039,909. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Portfolio of Investments (cont’d)	April 30, 2006 (unaudited)

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry and/or security type, as a percentage of total investments.

*  Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled "Other".

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Statement of Assets and Liabilities

April 30, 2006 (unaudited) (000)
ASSETS:
Investments, at Cost:	$93,650
Investments, at Value:	128,502
Cash	@—
Foreign Currency, at Value (Cost $985)	989
Interest Receivable	2
Other Assets	1
Total Assets	129,494
LIABILITIES:
Payable For:
Investment Advisory Fees	81
Custodian Fees	31
Stockholders’ Reporting Fees	30
Directors’ Fees and Expenses	6
Administration Fees	5
Other Liabilities	48
Total Liabilities	201
NET ASSETS
Applicable to 5,632,182 Issued and Outstanding $0.01 Par Value Shares (30,000,000 Shares Authorized)	$129,293
NET ASSET VALUE PER SHARE	$22.96
NET ASSETS CONSIST OF:
Common Stock	$56
Paid-in Capital	65,686
Undistributed (Distributions in Excess of) Net Investment Income	(619)
Accumulated Net Realized Gain (Loss)	29,314
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	34,856
NET ASSETS	$129,293

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Financial Statements

Statement of Operations

Six Months Ended April 30, 2006 (unaudited) (000)
Investment Income
Dividends (Net of $23 of Foreign Taxes Withheld)	$1,512
Interest	87
Total Investment Income	1,599
Expenses
Investment Advisory Fees (Note B)	474
Custodian Fees (Note D)	100
Administration Fees (Note C)	47
Professional Fees	27
Stockholder Reporting Expenses	9
Stockholder Servicing Agent Fees	7
Directors’ Fees and Expenses	5
Other Expenses	21
Total Expenses	690
Waiver of Administration Fees (Note C)	(21)
Expense Offset (Note D)	@—
Net Expenses	669
Net Investment Income (Loss)	930
Net Realized Gain (Loss) on:
Investments	29,597
Foreign Currency Transactions	(76)
Net Realized Gain (Loss)	29,521
Change in Unrealized Appreciation (Depreciation) on:
Investments	11,646
Foreign Currency Translations	6
Change in Unrealized Appreciation (Depreciation)	11,652
Net Realized Gain (Loss and Change in Unrealized Appreciation (Depreciation)	41,173
Net Increase (Decrease) in Net Assets Resulting from Operations	$42,103

Statement of Changes in Net Assets

	Six Months Ended April 30, 2006 (unaudited) (000)	Year Ended October 31, 2005 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$930	$1,168
Net Realized Gain (Loss)	29,521	24,337
Change in Unrealized Appreciation (Depreciation)	11,652	6,550
Net Increase (Decrease) in Net Assets Resulting from Operations	42,103	32,055
Distributions from and/or in Excess of:
Net Investment Income	(2,247)	(441)
Net Realized Gain	(5,780)	—
Total Distributions	(8,027)	(441)
Capital Share Transactions:
Reinvestment of Distributions (11,749 and 1,027 Shares, Respectively)	286	16
Total Increase (Decrease)	34,362	31,630
Net Assets:
Beginning of Period	94,931	63,301
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(619) and $698, Respectively)	$129,293	$94,931

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Selected Per Share Data and Ratios	Financial Highlights

	Six Months Ended April 30, 2006 (unaudited)		Year Ended October 31,
			2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.89		$11.26	$7.15	$4.39	$4.23	$17.69
Net Investment Income (Loss)	0.17	†	0.21 †	0.02 †	0.02 †	(0.03)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	7.33		5.50	4.11	2.74	0.18	(10.30)
Total from Investment Operations	7.50		5.71	4.13	2.76	0.15	(10.24)
Distributions from and/or in excess of:
Net Investment Income	(0.40)		(0.08)	(0.02)	—	(0.00)#	—
Net Realized Gain	(1.03)		—	—	—	—	(3.23)
Total Distributions	(1.43)		(0.08)	(0.02)	—	(0.00)#	(3.23)
Anti-Dilutive Effect of Share Repurchase Program	—		—	—	0.00 #	0.01	0.01
Net Asset Value, End of Period	$22.96		$16.89	$11.26	$7.15	$4.39	$4.23
Per Share Market Value, End of Period	$24.86		$18.55	$11.68	$7.36	$4.07	$4.41
TOTAL INVESTMENT RETURN:
Market Value	41.86	%**	59.60%	58.99%	80.84%	(7.64)%	(55.14)%
Net Asset Value (1)	43.81	%**	50.83%	57.99%	62.64%	3.86%	(67.47)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$129,293		$94,931	$63,301	$40,173	$24,808	$25,718
Ratio of Expenses to Average Net Assets(2)	1.13	%*	1.23%	1.58%	1.85%	1.86%@	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.57	%*	1.43%	0.25%	0.41%	(0.49)%	0.83%
Portfolio Turnover Rate	57	%**	63%	109%	173%	164%	163%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.17	%*	1.26%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.54	%*	1.40%	N/A	N/A	N/A	N/A
(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

@	The effect of the reversal of the deferred directors’ fees in fiscal year 2002 was to decrease the expense ratio by 0.23%.
†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized.
**	Not Annualized.

The accompanying notes are an integral part of the financial statements.

The Turkish Investment Fund, Inc.

Notes to Financial Statements	April 30, 2006 (unaudited)

The Turkish Investment Fund, Inc. (the “Fund”) was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.            Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the afore mentioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.            Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.            Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in New Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

• investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont'd)	April 30, 2006 (unaudited)

foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the  Fund’s books, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of equity securities denominated in New Turkish lira. Changes in currency exchange rates will affect the value of and investment income from securities. Turkish securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Turkish securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.            Derivatives: The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is markedto-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.            Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (“MS Investment Management” or the “Adviser”) provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the “Agreement”). Under the Agreement, advisory fees are computed weekly and payable monthly at an annual rate of 0.95% of the Fund’s first $50 million of average weekly net assets, 0.75% of the next $50 million of average weekly net assets and 0.55% of average weekly net assets in excess of $100 million.

C. Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended April 30, 2006, $21,000 of administration fees were waived pursuant to this arrangement. Administration costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement, which were borne by the Fund under the previous Administration Agreement), except pricing services and extraordinary expenses, will now be covered under the administration fee. J.P. Morgan Investor Services Co. (“JPMIS”) provides fund accounting

The Turkish Investment Fund, Inc.

Notes to Financial Statements (cont’d)	April 30, 2006 (unaudited)

and other services pursuant to a sub-administration agreement with MS Investment Management and receives compensation for these services from MS Investment Management.

D. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with the Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the exdividend date. The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2005 and 2004 was as follows:

2005 Distributions		2004 Distributions
Paid From:		Paid From:
(000)		(000)
	Long-term	Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$441	$—	$111	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are primarily due to treatment of foreign currency gains/losses. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of ) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At October 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary Income (000)	Long-term Capital Gain (000)

$2,027	$5,780

At April 30, 2006, the U.S. Federal income tax cost basis of investments was $93,650,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $34,852,000, of which $35,291,000 related to appreciated securities and $439,000 related to depreciated securities.

During the year ended October 31, 2005, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $18,683,000.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforwards period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

The Turkish Ministry of Finance issued new tax legislation effective January 1, 2006, impacting the taxation of income and capital gains derived by foreign investors from securities trading in the Turkish market. Through the approval of this amendment, investors with non-resident investment fund (NRIF) status as of December 31, 2005 will have the ability to continue utilizing their NRIF status after January 1, 2006, for their equity positions purchased and fixed income securities issued prior to January 1, 2006. Thus, the tax rates associated with NRIF status would continue to apply on these holdings after January 1, 2006 even after the New Tax Law goes into effect. Dividend income from equity securities purchased and interest income from fixed income securities issued after December 31, 2005, will be subject to the New Tax Law which imposes a withholding tax of 10% and 15% respectively.

F. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Turkish Investment Fund, Inc.

Notes toFinancial Statements (cont’d)	April 30, 2006 (unaudited)

G. Other: During the six months ended April 30, 2006, the Fund made purchases and sales totalling $64,619,000 and $72,013,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended April 30, 2006, the Fund incurred no brokerage commissions with Morgan Stanley & Co., Incorporated, an affiliate of the Advisers.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended April 30, 2006, the Fund did not repurchase shares. From the inception of the program through April 30, 2006, the Fund has repurchased 1,427,394 of its shares at an average discount of 17.25% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as itbelieves will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On December 15, 2005, the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.3998 per share, derived from net investment income, and $1.0284 per share, derived from capital gains, payable on January 6, 2006 to stockholders of record on December 23, 2005.

H. Subsequent Event: On June 6, 2006, the Fund commenced a rights offering and issue to stockholders as of June 5, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 1,408,046 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 352,011 shares, for an aggregate total of 1,760,057 shares. The offer will expire on June 28, 2006.

Reporting to Stockholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@ sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

The Turkish Investment Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Turkish Investment Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10038

1(800) 278-4353

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Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded  that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably  likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Turkish Investment Fund, Inc.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

/s/ James Garrett
James Garrett
Principal Financial Officer
June 20, 2006